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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)  June 19, 2000
                                                   -----------------------------

                              CVI Technology, Inc.
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               (Exact name of Registrant as specified in charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


       000-25855                                          91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)


6830 Spencer Street, Las Vegas, Nevada                                  89119
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (702) 733-7195
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

         On June 19, 2000, and subject to shareholder approval, the Board of Directors of CVI Technology, Inc. (the "Company") unanimously approved a change in the Company's name to VendingData Corporation to reflect the expansion of the Company's business to industries outside the gaming industry. A 14(c) information statement will be prepared and mailed to all shareholders of record upon clearance from the United States Securities and Exchange Commission.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

(b)      Pro Forma Financial Information.

                  Not Applicable.

(c)      Exhibits.

                  Not Applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CVI TECHNOLOGY, INC.




Date:  June 21, 2000                By: /s/ Stacie L. Brown Attorney-In-Fact for
                                        ----------------------------------------
                                        Steven J. Blad
                                        President and Chief Executive Officer